FORM OF SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT made this ___ day of February, 2008, by and between Auto Search Cars, Inc., a Nevada corporation (the "Company"), and the undersigned (the "Subscriber"), who, for and in consideration of the mutual promises and covenants set forth herein, do hereto agree as follows:

1 Subscription. The Subscriber hereby subscribes for shares of $.0001 par value Common Stock of the Company (the "Shares") at a price of $0.10 per Share, and herewith tenders a payment to the Company in the amount set forth below, in the form of a cashier's check, wire transfer, or other consideration acceptable to the Company, made payable to and delivered to the Company. This Subscription Agreement is an irrevocable offer by the Subscriber to purchase the shares, and, subject to the terms hereof, shall become a contract for the sale of said shares upon the acceptance thereof by the Company.

2. Acceptance. This Subscription Agreement is subject to the Company's discretionary right to accept or reject the subscription tendered herewith. If the Company shall for any reason reject this subscription, the subscription amount will be refunded in full, without interest, and this Subscription Agreement shall be null, void and of no effect. Acceptance of this subscription by the Company will be evidenced by the execution hereof by an officer of the Company.

3. Subscriber Representations. The Subscriber hereby represents and warrants that:

(a) The Subscriber's representations in this Subscription Agreement are complete and accurate to the best of the Subscriber's knowledge, and the Company may rely upon them. The Subscriber will notify the Company immediately if any material change occurs in any of the information before the sale of the Shares.

(b) The Subscriber is either (1) an "accredited investor" as defined under Rule 501 of Regulation D and, the Subscriber, either alone or in conjunction with the Subscriber's purchaser representative(s) if any, has such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment herein, or (2) is able to bear the economic risk of an investment in the Shares for an indefinite period of time, can afford to risk the loss of the entire investment in the Shares, and will, after making an investment in the Shares, have sufficient means of providing for his (or her) current needs and possible future contingencies. Additionally, the Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to his (or her) net worth and this Subscription Agreement will not cause such overall commitment to become excessive.

(c) The Subscriber understands and acknowledges that, the securities are being offered and sold in reliance upon an exemption from registration under Rule 506 of Regulation D promulgated under the Securities Act of 1933 (the "Act"), and are therefore subject to limitations on resale, the securities subscribed for herein are nonetheless being acquired for the Subscriber's own account and risk, and not on behalf of any other person. The Subscriber is aware that there are restrictions on the transferability of the securities, meaning that the securities cannot be sold for at least a six months without registering them, there is presently no established public market for the securities and no assurance of a future public market for the securities, and, accordingly, it is unlikely that the Subscriber will be able to readily liquidate an investment in the securities.

(d) The Subscriber hereby agrees that Subscriber does not have the right to cancel this Subscription Agreement, which shall survive the death, disability, or the cessation of existence as a legal entity, of the Subscriber. Further, the Subscriber agrees that he does not have the right, and will not attempt, to transfer his interest herein.

(e) The Subscriber has had access to any and all information concerning the Company which the Subscriber and the Subscriber's financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. In making the decision to purchase the securities herein subscribed for, the Subscriber and his advisers have relied solely upon their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in the Company will depend upon the individual circumstances. The Subscriber further understands that no opinion is being given as to any securities, tax or other matters involving the Shares.

(f) The Subscriber has been given the unrestricted opportunity to ask questions of, and receive answers from, the Company, or persons acting on its behalf, concerning the terms and conditions of, and all other matters relating to the offering, and has been given the unrestricted opportunity to obtain such additional information with respect to the offering as he has desired, including, but not limited to, any additional information necessary to verify the accuracy of the information set forth in the attached documentation. The undersigned has carefully read all material provided by the Company and has no further questions with respect thereto.

(g) The Subscriber knows that the securities subscribed for herein are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on the Subscriber's warranties and representations, which are the very essence of this Subscription Agreement, and constitute a material part of the bargained-for consideration without which this Subscription Agreement would not have been executed by the Company.

(h) By reason of the Subscriber's business or financial experience or the business or financial experience of professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Subscriber has the capacity to protect his own interest in connection with this transaction or has a preexisting personal or business relationship with the Company or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

(i) This Agreement when fully executed and delivered by the Company will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms. The Subscriber, if it is a partnership, joint venture, corporation, trust or other entity, was not formed or organized for the specific purpose of acquiring the Shares. The purchase of the Shares by the Subscriber, if it is an entity investor, is a permissible investment in accordance with the Subscriber's articles of incorporation, by-laws, partnership agreement, declaration of trust or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the Shares has all requisite authority to sign such documents on behalf of the Subscriber, if it is an entity investor.

4.Governing Law. This Subscription shall be governed by the laws of the State of New York.

5. Entire Agreement. This Subscription Agreement together with the other documents executed contemporaneously herewith, constitute the entire agreement between the parties with respect to the matters covered thereby, and may only be amended by a writing executed by all parties hereto.

6. Survival of Representations. The representations, warranties, acknowledgments and agreements made by the Subscriber shall survive the acceptance of this Subscription and run in favor or, and for the benefit of, the Company.

  7. Waiver. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.

8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement for the following amount:

Number of Shares subscribed ___________________________
Total amount of Subscription expressed as an amount denominated in U.S dollars.	$________________________
__________________________________ (Signature of Subscriber)	__________________________________ (Please print name; if husband and wife are subscribing as joint owners, please also print spouse's name and form of ownership)
__________________________________ (If husband and wife are subscribing as joint owners, signature of spouse)	___________________________________ (Social Security or Tax Identification Number)
_______________________, 2008 Execution Date
Residence Address of Subscriber (please print):	Mailing address if different from residence address (please print):
__________________________________ (Street) __________________________________ (City) (State) (Zip Code) __________________________________ (Telephone Number)	__________________________________ (Street) __________________________________ (City) (State) (Zip Code) __________________________________ (Telephone Number)

Agreed to and accepted by
Auto Search Cars, Inc. for ____________ Shares

By:____________________________